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                                                                    EXHIBIT 10.4

                               CONTINUING GUARANTY
                         (Elite Information Group, Inc.)

               1. Guaranty of Indebtedness. At the solicitation of Elite Information Systems, a California corporation ("Debtor"), the undersigned requests Mellon Bank, N.A., a national banking association ("Lender"), to extend credit or provide other financial accommodations to Debtor, and in consideration thereof, the undersigned unconditionally, absolutely and irrevocably guarantees and promises to pay to Lender, or order, on demand, in lawful money of the United States, as and when the same shall become due (by demand, acceleration or otherwise), all present and future Indebtedness, as hereinafter defined, of Debtor to Lender. The word "Indebtedness" is used herein in its most comprehensive sense and includes any and all obligations of Debtor to Lender under the certain Loan and Security Agreement, of even date herewith, between Debtor and Lender and under all other Loan Documents to which Debtor is a party, whether heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and howsoever arising, whether due or not due, absolute or contingent, liquidated or unliquidated, secured or unsecured, and whether Debtor may be liable individually or jointly with others, and whether recovery upon such Indebtedness may be or hereafter becomes barred by any statute of limitations, or whether such Indebtedness may be or hereafter becomes otherwise unenforceable.

               2. Independent Obligations; Subrogation. The obligations of the undersigned hereunder are independent of and separate from the obligations of Debtor and any other guarantor, maker or endorser of the Indebtedness and shall not be reduced by, but shall survive as if the same had not been made, any and all payments by Debtor and/or any other guarantor, maker or endorser of the Indebtedness and/or the application of any proceeds from any collateral security for the Indebtedness until the Indebtedness is fully paid and finally discharged. To the maximum extent permitted by law, the undersigned hereby waives any claim, right or remedy which the undersigned may now have or hereafter acquire against Debtor that arises hereunder and/or from the performance by any guarantor hereunder, including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against Debtor or any security which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise, until the Indebtedness is fully paid and finally discharged. In addition, the undersigned hereby waives any right to proceed against Debtor, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which the undersigned may now have or hereafter have as against the Debtor with respect to the Indebtedness, until the Indebtedness is fully paid and finally discharged. The undersigned also hereby waives any rights to recourse to or with respect to any asset of Borrower, until the Indebtedness is fully paid and finally discharged.

               3. Authority to Modify Obligations and Security. The undersigned authorizes Lender, without notice or demand and without affecting the liability hereunder, from
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time to time, whether before or after any notice of termination hereof or before or after any default in respect of the Indebtedness, to: (a) renew, extend, accelerate, or otherwise change the time for payment of, or otherwise change any other term or condition of any document or agreement evidencing or relating to, any Indebtedness, including, without limitation, increase or decrease of the rate of interest thereon; (b) accept, substitute, waive, decrease, increase, release, exchange or otherwise alter any collateral security, in whole or in part, securing the Indebtedness or any other guaranty of the Indebtedness; (c) apply any and all such collateral security and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; (d) add, release or substitute any one or more other guarantors, makers or endorsers of the Indebtedness, and otherwise deal with Debtor or any other guarantor, maker or endorser as Lender may elect; (e) in Lender's sole discretion, settle, release on terms satisfactory to Lender, or by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any Indebtedness and/or any collateral security therefor in any manner, and bid and purchase any collateral security at any sale thereof; (f) apply any and all payments or recoveries from Debtor, from any other guarantor, maker, endorser or from the undersigned to such of the Indebtedness as Lender, in its sole discretion, may determine, whether such Indebtedness is secured or unsecured or guaranteed or not guaranteed by others; (g) apply any and all payments or recoveries from any other guarantor, maker or endorser of the Indebtedness or sums realized from collateral security furnished by any of them upon any of their indebtedness or obligations to Lender as Lender, in its sole discretion, may determine, whether or not such indebtedness or obligations relate to the Indebtedness; and (h) refund at any time, at Lender's sole discretion, any payment received by Lender in respect of any Indebtedness, and payment to Lender of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Continuing Guaranty may have been cancelled or surrendered by Lender; all without in any way diminishing, releasing or discharging the liability of the undersigned hereunder.

               4. Waiver of Defenses. Upon default of Debtor in respect of any Indebtedness, Lender may, at its option and without notice to the undersigned, proceed directly against the undersigned to collect and recover the full amount of the liability hereunder, or any portion thereof, and the undersigned waives any right to require Lender to: (a) proceed against Debtor, or any other guarantor, endorser, or other person whomsoever; (b) proceed against or exhaust any collateral security given to or held by Lender in connection with the Indebtedness; (c) give notice of the terms, time and place of any public or private sale of any real or personal property security for the Indebtedness or any other guaranty of the Indebtedness; or (d) pursue any other remedy in Lender's power whatsoever. A separate action or actions may be brought and prosecuted against the undersigned whether or not action is brought against Debtor and/or any other guarantor, maker or endorser of the Indebtedness and whether Debtor and/or any other guarantor, maker or endorser be joined in any such action or actions; and the undersigned waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement hereof, and agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to the liability hereunder.

               5. Right to Dispose of Security; Impairment of Rights. The undersigned hereby authorizes and empowers Lender in its sole discretion, without any notice or demand to

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the undersigned whatsoever and without affecting the liability of the undersigned hereunder, to exercise any right or remedy which Lender may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action, or taking a deed or an assignment in lieu of foreclosure as to any collateral security for the Indebtedness, whether real, personal or intangible property, and the undersigned hereby waives any defense to the recovery by Lender against the undersigned of any deficiency after such action notwithstanding any impairment or loss of any right of reimbursement or subrogation or other right or remedy against Debtor, or any other guarantor, maker or endorser, or against any collateral security for the Indebtedness or for any guaranty of the Indebtedness. In furtherance of the foregoing, and as provided in California Civil Code Section 2856, the undersigned waives all rights and defenses that the undersigned may have by reason of the Indebtedness being or becoming secured by real property. This means, among other things: (a) Lender may collect from the undersigned without first foreclosing on any real or personal property collateral pledged by Debtor;
(b) the amount of the Indebtedness may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (c) Lender may collect from the undersigned even if Lender, by foreclosing on the real property collateral, has destroyed any right the undersigned may have to collect from Debtor. This is an unconditional and irrevocable waiver of any rights and defenses the undersigned may have because the Indebtedness is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Sections 580a, 580b, 580d, or 726 of the California Code of Civil Procedure. The undersigned waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed the undersigned's rights of subrogation and reimbursement against Debtor by the operation of Section 580d of the California Code of Civil Procedure or otherwise. Without limiting the foregoing and without waiving the benefits of California Commercial Code Section 9501, the undersigned specifically agrees that action maintained by Lender for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of any property shall not constitute an "action" within the meaning of Section 726 of the California Code of Civil Procedure.

               6. Additional Waivers. The undersigned waives any defense arising by reason of any disability or other defense of Debtor or by reason of the cessation from any cause whatsoever of the liability of Debtor or by reason of any act or omission of Lender or others which directly or indirectly results in or aids the discharge or release of Debtor or any Indebtedness or any security in respect thereof by operation of law or otherwise. The obligations hereunder shall be enforceable without regard to the validity, regularity or enforceability of any of the Indebtedness or any of the documents related thereto, any other guaranty of the Indebtedness or any collateral security documents securing any of the Indebtedness or securing any other guaranty of the Indebtedness. No exercise by Lender of, and no omission of Lender to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of Lender against Debtor, any other guarantor, maker or endorser or any collateral security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the undersigned's obligations hereunder or any collateral security furnished by the undersigned or give to the undersigned any right of recourse against Lender. The undersigned specifically agrees that the failure of Lender: (a) to perfect any lien on or security interest in any property

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heretofore or hereafter given by Debtor or any guarantor, maker or endorser to secure payment of the Indebtedness or of any guaranty of the Indebtedness, or to record or file any document relating thereto or (b) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of Debtor, any guarantor, maker or endorser, shall not in any manner whatsoever terminate, diminish, exonerate or otherwise affect the liability of the undersigned hereunder.

               7. Additional Indebtedness; Duty of Undersigned. Additional Indebtedness may be created from time to time at the request of Debtor and without further authorization from or notice to the undersigned even though Debtor's financial condition may deteriorate since the date hereof. In giving Lender this Continuing Guaranty, the undersigned is an affiliate of Debtor and is thoroughly acquainted with Debtor's financial condition and waives the right, if any, to require Lender to disclose to the undersigned any information it may now have or hereafter acquire concerning Debtor's character, credit, collateral, financial condition or other matters. The undersigned has established adequate means to obtain from Debtor on a continuing basis financial and other information pertaining to Debtor's business and affairs, and assumes the responsibility for being and keeping informed of the financial and other conditions of Debtor and of all circumstances bearing upon the risk of nonpayment of the Indebtedness hereunder which diligent inquiry would reveal. If Debtor is a corporation or a partnership, Lender need not inquire into the powers of Debtor or the authority of its officers, directors, partners or agents acting or purporting to act in its behalf, and any Indebtedness created in reliance upon the purported exercise of such power or authority is hereby guaranteed. All Indebtedness of Debtor to Lender heretofore, now or hereafter created shall be deemed to have been granted at the undersigned's special insistence and request and in consideration of and in reliance upon this Continuing Guaranty.

               8. Notices, Demands, Etc. Lender shall be under no obligation whatsoever to make or give to the undersigned, and the undersigned hereby waives, notice of acceptance of this Continuing Guaranty, diligence, all rights of setoff and counterclaim against Lender, all demands, presentments, protests, notices of protests, notices of nonperformance, notices of dishonor, and all other notices of every kind or nature, including notice of the existence, creation or incurring of any new or additional Indebtedness.

               9. Subordination. Except as otherwise provided in this paragraph, any indebtedness of Debtor now or hereafter owing to the undersigned is hereby subordinated to all Indebtedness of Debtor to Lender heretofore, now or hereafter created, whether before or after notice of termination hereof, and without the prior consent of Lender shall not be paid in whole or in part nor will the undersigned accept any payment of or on account of any such indebtedness at any time after the occurrence and during the continuance of an Event of Default and while the undersigned remains liable under this Continuing Guaranty. At the request of Lender, after the occurrence and during the continuance of an Event of Default, Debtor shall pay to Lender all or any part of such subordinated indebtedness and any amount so paid to Lender at its request shall be applied to payment of the Indebtedness. Each payment on the indebtedness of Debtor to the undersigned received in violation of any of the provisions hereof shall be deemed to have been received by the undersigned as trustee for Lender and shall be paid over to Lender immediately

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on account of the Indebtedness, but without otherwise affecting in any manner the undersigned's liability under any of the provisions of this Continuing Guaranty. The undersigned agrees to file all claims against Debtor in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any indebtedness of Debtor to the undersigned, and Lender shall be entitled to all of the undersigned's rights thereunder. If for any reason the undersigned fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, Lender, as the undersigned's attorney-in-fact, is hereby authorized to do so in the undersigned's name or, in Lender's discretion, to assign such claim to and cause proof of claim to be filed in the name of Lender's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount payable on the claim in the proceeding, and to the full extent necessary for that purpose the undersigned hereby assigns to Lender all the undersigned's rights to any payments or distributions to which the undersigned otherwise would be entitled. If the amount so paid is greater than the undersigned's liability hereunder, Lender will pay the excess amount to the party entitled thereto.

               10. Delivery of Financial Statements and Tax Returns. The undersigned agrees to deliver to Lender any and all information required by Lender.

               11. Revival of Guaranty. If any payments of money or transfers of property made to Lender by Debtor, any other guarantor, any maker or any endorser should for any reason subsequently be declared to be fraudulent (within the meaning of any state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable in whole or in part for any reason (herein after collectively called "voidable transfers") under the Bankruptcy Code or any other federal or state law and Lender is required to repay or restore any such voidable transfer, or the amount or any portion thereof, then as to any such voidable transfer or the amount repaid or restored and all costs and expenses (including attorneys' fees) of Lender related thereto, the undersigned's liability hereunder shall automatically be revived, reinstated and restored and shall exist as though such voidable transfer had never been made to Lender. In the event Lender shall have returned this Continuing Guaranty to the undersigned and subsequently be required to restore or repay any such voidable transfer, the amount thereof, or any portion thereof, the undersigned shall remain liable as provided herein to the same extent as if this Continuing Guaranty had not been returned to the undersigned.

               12. Delays; Cumulative Remedies. No failure or delay by Lender in exercising any right, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise of any other right, power or privilege. All rights and remedies of Lender in respect of the Indebtedness, the collateral security for the Indebtedness or for this or any other guaranty, or under any document in respect of any of the foregoing, shall be cumulative and may be exercised singly or concurrently, and are not exclusive of any other right or remedy permitted by law or in equity.

               13. Complete Agreement; Modification; Termination. This Continuing Guaranty contains all the terms and conditions of the agreement between Lender and the

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undersigned and is an integrated agreement. No evidence of any term or agreement not set forth herein shall be admissible in any dispute involving this Continuing Guaranty. None of the terms or provisions of this Continuing Guaranty may be waived, altered, modified or amended, except by an instrument in writing duly executed by the party to be charged thereby. This Continuing Guaranty may be terminated upon receipt by Lender of written notice of its termination; provided, however, that termination shall not apply to any Indebtedness created prior to the time such notice of termination becomes effective as provided herein. Such notice of termination shall be personally delivered to an officer of Lender at the originating office of Lender or mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed to Lender at the originating office. In any event, notice of termination shall not be effective until twelve o'clock noon, Pacific Standard or Daylight Savings time, as the case may be, on the Lender business day succeeding the date such notice is actually received by Lender as above provided. If the originating office of Lender is not in existence at the time notice of termination is desired to be given, then such notice shall be given in the manner above provided by delivering the same to an officer of any other office of Lender.
Upon receipt of such termination as above provided, this Continuing Guaranty shall terminate as and to the extent provided herein.

               14. Understanding of Waivers. The undersigned warrants and agrees that the waivers set forth in this Continuing Guaranty are made with full knowledge of their significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law. Should any one or more provisions of this Continuing Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain effective.

               15. Binding Effect. This Continuing Guaranty shall remain in full force and effect and be binding in accordance with its terms upon the undersigned, and the representatives, executors, administrators, heirs, successors and assigns of the undersigned, and inure to the benefit of Lender, its successors, endorsees, transferees and assigns, until the obligations and liabilities of the undersigned hereunder shall have been finally satisfied by payment in full.

               16. Attorneys' Fees. The undersigned agrees without demand to pay to and reimburse Lender for all reasonable costs, attorneys' fees and other expenses which Lender expends or incurs in the enforcement of any right relating to any Indebtedness, including collection thereof, or in the enforcement of this Continuing Guaranty.

               17. Unlimited Liability. The obligations of the undersigned hereunder shall be in addition to any obligations of the undersigned under any other guaranties of Indebtedness of Debtor to Lender or of any other person to Lender heretofore given or hereafter to be given to Lender unless such other guaranties are expressly modified or terminated in writing. The liability of the undersigned to Lender shall at all times be deemed to be the aggregate liability of the undersigned under the terms of this Continuing Guaranty and of any other guaranties heretofore or hereafter given by the undersigned to Lender and not expressly terminated or modified in writing.

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               18. Governing Law; Jurisdiction; WAIVER OF JURY TRIAL; Venue.
This Continuing Guaranty and the rights, obligations and liabilities hereunder shall be governed by, and shall be construed and interpreted in accordance with, the laws of the State of California. The undersigned agrees that any legal action or proceeding arising out of or relating to this Continuing Guaranty may be instituted in the Superior Court of the State of California in the County of Los Angeles, or in the United States District Court for the Central District of California, at Lender's discretion. THE UNDERSIGNED AND LENDER MUTUALLY WAIVE THE RIGHT TO A JURY TRIAL. By the execution and delivery of this Continuing Guaranty, the undersigned irrevocably and unconditionally submits to the jurisdiction of such courts in any such action or proceeding and waives any objection relating to the basis for personal or in rem jurisdiction or to venue which it may now or hereafter have in any such suit, action or proceeding.

               19. Captions. The captions or titles of the paragraphs of this Continuing Guaranty are for convenience of reference only and shall not define or limit any of the provisions hereof.

               20. Security. This Continuing Guaranty is secured by the "Collateral" as defined in that certain General Security Agreement of even date herewith by the undersigned in favor of Lender.

                      RECEIPT OF A TRUE COPY OF THIS CONTINUING GUARANTY IS HEREBY ACKNOWLEDGED BY THE UNDERSIGNED.

               This Continuing Guaranty is made this 16th day of May, 2000.

                                     ELITE INFORMATION GROUP, INC.,
                                     a Delaware corporation


                                     By:
                                     Name:
                                     Title:



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